UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                          Date of Report: July 8, 2004
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                           (Date of earliest reported)

                                    000-29743
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                            (Commission file number)

                        INTERNAL HYDRO INTERNATIONAL INC
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        (Exact name of small business issuer as specified in its charter)

          Nevada                                                88-0409143
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 (State or other jurisdiction                                 (IRS Employer
of incorporation or organization)                           Identification No.)

            607 W. MARTIN LUTHER KING Jr. Blvd., TAMPA, FLORIDA 33603
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               (Address of principal executive offices) (Zip Code)

                                  813-231-7122
                                ----------------
                           (Issuer's telephone number)

Item 1. CHANGES IN CONTROL OF REGISTRANT

          N/A

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

          N/A

Item 3. BANKRUPTCY OR RECEIVERSHIP

          N/A

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          N/A

Item 5. OTHER EVENTS

     On July 8, 2004, the registrant made a press announcement , attached as Attachment A, that it had entered into a preliminary agreement with KINETIC ENERGY SYSTEMS, INC. (KINETIC), privately held Florida Corporation, for a strategic partnership. Said announcement was also carried simultaneously on the registrant's web site www.internalhydro.com.

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

          N/A

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit      Description
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99.1         News Release of July 8, 2004

Item 8. CHANGE IN FISCAL YEAR

          N/A

Item 9. REGULATION FD DISCLOSURE

          N/A


Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERNAL HYDRO INTERNATIONAL, Inc.
                                     By: /s/ Craig A. Huffman
                                         ---------------------------
                                             Craig A. Huffman
                                             Chief Executive Officer & President